SUMMARY PROSPECTUS
September 28, 2026
On-Demand ETF

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated September 28, 2026, and Statement of Additional Information, dated September 28, 2026, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/fund-documents; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

OND LISTED ON NYSE ARCA

Receive investor materials electronically:
Shareholders may sign up for electronic delivery of investor materials. By doing so, you will receive the information faster and help us reduce the impact on the environment of providing these materials. To enroll in electronic delivery,
1.
Go to www.icsdelivery.com
2.
Select the first letter of your brokerage firm’s name.
3.
From the list that follows, select your brokerage firm. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm.
4.
Complete the information requested, including the e-mail address where you would like to receive notifications for electronic documents.
Your information will be kept confidential and will not be used for any purpose other than electronic delivery. If you change your mind, you can cancel electronic delivery at any time and revert to physical delivery of your materials. Just go to www.icsdelivery.com, perform the first three steps above, and follow the instructions for cancelling electronic delivery. If you have any questions, please contact your brokerage firm.

   On-Demand ETF :: 3
PROSHARES.COM

Investment Objective
ProShares On-Demand ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FactSet On-Demand Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies that provide on-demand access to lifestyle needs including digital media, e-gaming, fitness, food delivery, ridesharing, or virtual reality experiences.The Index includes companies in at least one of 23 FactSet® Revere Business
Industry Classification System SubIndustries (“RBICS Sub-Industries”) that the index provider has identified as related to on-demand services. The 23 eligible RBICS Sub-Industries are: (1) Console Games Software; (2) Fitness and Exercise Equipment; (3) Food Delivery Services; (4) General Entertainment Content Providers and Sites; (5) Grocery Delivery Services; (6) Handheld and Smart Phone Games Software; (7) Home and Office Virtual Reality Software; (8) Media Download and Streaming Digital Content Sites; (9) Mobile Platform Applications Software; (10) Multi-Type Passenger Transportation; (11) Online Game Websites and Software; (12) Multi-type Games Software; (13) Other Media Equipment Manufacturing; (14) Video Multimedia Semiconductors; (15) Virtual Reality Design and Engineering Software; (16) Virtual Reality Equipment; (17) General Food and Beverage Services; (18) General Graphics Accelerator/Controller; (19) A.I./Large Scale Processing Graphics Controller; (20) Data Center Graphics Accelerator/Controller; (21) Handheld Graphics Accelerator/Controller; (22) Car Sharing Services; and (23) Micro Mobility Services. Companies in these sub-industries are selected for inclusion in the Index if they receive 75% or more of their revenue from one or more of those sub-industries. Selected companies are then weighted based on their marketed capitalization, subject to a 4.5% limit. The Index’s composition and assigned weights are reevaluated semi-annually in June and December. The Index is constructed and maintained by FactSet Research Systems, Inc. More information about the Index can be found using the Bloomberg ticker symbol “FDSODMN.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depositary Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components

4 :: On-Demand ETF
PROSHARES.COM

of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●On-Demand Investing Risk — On-demand technology is a relatively new technology and is subject to risks associated with a developing industry including limited product lines, markets, and financial resources as well as challenges to scalability of production. There is no guarantee that the products or services offered by companies in this business will be successful. Companies engaged in design, production or distribution of goods or services for the media industry may become quickly obsolete. They are subject to risks that include cyclicality of revenues and earnings, a decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, intense competition, frequent new service introductions, loss or impairment of intellectual property rights, and the potential for increased government regulation. The business models employed by companies in the on-demand industry may not prove to be successful. These companies may also be susceptible to operational and information security risks including those associated with hardware or software failures, interruptions, or delays in service by third party vendors. Additionally, because on-demand companies typically collect and store sensitive consumer information, these companies are potential targets for cybersecurity attacks and other types of theft, and may face scrutiny from regulators considering how consumer data is stored, safeguarded, and used, which could have a negative impact on these companies.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not on demand platform and services related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated business line of a company underperforms its on demand platform and services related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk/Emerging Markets Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
To the extent the Fund invests in issuers in China, those investments may be made through legal structures known as variable interest entities (“VIEs”). VIEs allow U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance (and, in turn, the Fund’s performance) and undermine the enforceability of the VIE structure.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the

   On-Demand ETF :: 5
PROSHARES.COM

Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the communication services, consumer discretionary and industrials industry groups.
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in China.
○Chinese Investments Risk — Investments in securities of issuers in China include risks such as, less developed or less efficient trading markets; currency fluctuations or blockage; nationalization of assets; limits on repatria tion; institution of tariffs or other trade barriers; uncertainty surrounding trading suspensions; and a lack of publicly available information China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology used by the third-party provider to identify companies whose business is on demand platform and services related will achieve its intended result. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the

6 :: On-Demand ETF
PROSHARES.COM

Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	6/30/2025	):	30.49%
Worst Quarter	(ended	6/30/2022	):	-25.59%
Year-to-Date	(ended	6/30/2026	):	-15.33%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	26.62%	0.86%	10/26/2021
After Taxes on Distributions	26.62%	0.82%	—
After Taxes on Distributions and Sale of Shares	15.76%	0.65%	—
FactSet On-Demand Index[1]	27.29%	1.86%	—
S&P Global 1200 Index[1]	22.99%	10.87%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-
deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since September 2021 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

This page intentionally left blank.

Investment Company Act file number 811-21114
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814
866.PRO.5125 866.776.5125
ProShares.com

© 2026 ProShare Advisors LLC. All rights reserved.OND-SEP26